Exhibit 99.2

Natera, Inc. Investor presentation Second Quarter 2023 Earnings Call August 3, 2023

Safe harbor statement

This presentation contains forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our market opportunities, our proposed products and launch schedules, our reimbursement coverage and our product costs, our commercial partners and potential acquisitions, our user experience, our clinical trials and studies and related publications, including timelines, our financial performance, our strategies, our anticipated revenue and financial outlook, our goals and general business and market conditions, are forward-looking statements.

These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including: we face numerous uncertainties and challenges in achieving our financial projections and goals; we may be unable to further increase the use and adoption of our products through our direct sales efforts or through our laboratory partners; we have incurred losses since our inception and we anticipate that we will continue to incur losses for the foreseeable future; our quarterly results may fluctuate from period to period; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we may be unable to compete successfully with existing or future products or services offered by our competitors; we may engage in acquisitions, dispositions or other strategic transactions that may not achieve our anticipated benefits and could otherwise disrupt our business, cause dilution to our stockholders or reduce our financial resources; we may not be successful in commercializing our cloud-based distribution model; our products may not perform as expected; the results of our clinical studies, including our SNP-based Microdeletion and Aneuploidy Registry, or SMART, Study, may not be compelling to professional societies or payors as supporting the use of our tests, particularly for microdeletions screening, or may not be able to be replicated in later studies required for regulatory approvals or clearances; if either of our primary CLIA-certified laboratories becomes inoperable, we will be unable to perform our tests and our business will be harmed; we rely on a limited number of suppliers or, in some cases, single suppliers, for some of our laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers; if we are unable to successfully scale our operations, our business could suffer; the marketing, sale, and use of Panorama and our other products could result in substantial damages arising from product liability or professional liability claims that exceed our resources; we may be unable to expand, obtain or maintain third-party payer coverage and reimbursement for Panorama, Horizon and our other tests, and we may be required to refund reimbursements already received; third-party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors; if the FDA were to begin actively regulating our tests, we could incur substantial costs and delays associated with trying to obtain premarket clearance or approval and incur costs associated with complying with post-market controls; litigation or other proceedings, resulting from either third party claims of intellectual property infringement or third party infringement of our technology, is costly, time- consuming and could limit our ability to commercialize our products or services; any inability to effectively protect our proprietary technology could harm our competitive position or our brand; and we cannot guarantee that we will be able to service and comply with our outstanding debt obligations or achieve our expectations regarding the conversion of our outstanding convertible notes. We discuss these and other risks and uncertainties in greater detail in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic reports on Forms 10-K and 10-Q and in other filings we make with the SEC from time to time. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and our actual results could differ materially and adversely from those anticipated or implied. As a result, you should not place undue reliance on our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us is available at http://www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at Natera, Inc., 13011 McCallen Pass, Building A Suite 100, Austin, TX 78753. Our telephone number is (650) 980-9190.

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Recent highlights

Strong Q2’23 Financial Results

- ~32% YoY growth in revenues (total revenues of $261M); ~8% growth as compared to Q1’23
- Gross margin of ~45.2%
- ~23.5% YoY growth in processed tests (617K tests processed)
- ~84K oncology tests performed
- Raising 2023 revenue guidance to $1.015B – $1.035B
- On track to reduce cash burn ~$150M YoY

Data Leadership

- ProActive study reinforces Prospera as early indicator of kidney rejection
- Largest, prospective clinical validation of screening for sex chromosome aneuploidies with NIPT published in Genetics in Medicine
- EMPower Lung-1 read out at ASCO demonstrates clinical utility of Signatera in lung cancer
- INTERCEPT colorectal cancer (CRC) read out at ASCO shows real-world clinical actionability of Signatera
- Completed enrollment in randomized, Ph III ALTAIR study on CRC

Corporate Updates

- Announced two favorable legal wins:

  (1) A jury's March 2022 findings were reversed in a final Court decision in July 2023, thereby reducing damages from $45M to $0.

  (2) A jury in May 2023 awarded Natera lost profits and a royalty on past sales of 10% (totaling $19.35M in damages); the jury also found that all 3 Natera patents at issue are valid.

Not for reproduction or further distribution.

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Not for reproduction or further distribution. Quarterly volumes demonstrate continued momentum Core Volume Drivers • Serving large, underpenetrated markets • Differentiated technology backed by strong evidence Strategic Volume Initiatives • NIPT growth in CA • Market share gains due to competitor carrier screening exits • Growth in Signatera clinical as margin profile matures 195K 234K 376K 500K 617K 0K 100K 200K 300K 400K 500K 600K 700K Q2'19 Q2'20 Q2'21 Q2'22 Q2'23 4

Not for reproduction or further distribution. Oncology continues to generate strong volume growth Signatera and Altera quarterly unit volumes • >30% of US oncologists ordered Signatera in the quarter with continued increases in new accounts • Growth driven by both new patients and recurrence monitoring • Strong clinical volume growth in Q2 • Increase in utilization across indications 5 35K 44K 53K 64K 71K 84K 25K 35K 45K 55K 65K 75K 85K 95K Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23

Not for reproduction or further distribution. 194M 198M 211M 217M 242M 261M 150M 170M 190M 210M 230M 250M 270M Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Strong sequential revenue growth in Q2 • ~32% revenue growth over Q2’22 • Strong gross margin improvement • Significant growth in Signatera ASP Total revenues: year on year trend ($ in millions) 2% 7% 3% 12% 8% 6

Highlights in Women's Health

Fourth paper published from SMART study

- Largest, prospective clinical validation of screening for sex chromosome aneuploidies with NIPT published in *Genetics in Medicine*[1].
- Latest dataset from landmark SMART study shows strong results with SNP-based NIPT for >17K pregnancies with confirmed outcomes.

SMART
SNP-based Microdeletion and Aneuploidy Registry Trial

Largest prospective NIPT study

PATIENTS	SITES	OUTCOMES
20K+ studied	**21** global centers	**100%** of patients included in analysis had genetic confirmation

Support for clinical utility of carrier screening

- FDA recently approved the first gene therapy for treatment of patients (ages 4-5) with Duchenne muscular dystrophy (DMD) and a confirmed mutation in the DMD gene.
- This approval reinforces the clinical utility of carrier screening and the importance of early diagnosis to help improve outcomes for conditions like DMD.

1. Martin K et al. Performance of prenatal cfDNA screening for sex chromosomes, *Genetics in Medicine*, Volume 25, Issue 8, 2023.

Not for reproduction or further distribution.

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ProActive study reinforces Prospera as early indicator of kidney transplant rejection

Prospera™
Transplant assessment

Trial background

- Prospective, donor-derived cell-free DNA study in kidney transplant recipients.
- Kidney transplant patients enrolled from 54 participating centers.
- Publication expected end of 2023 / early 2024.

First read-out: interim analyses on the first 1.6K patients with 18 months follow up

- As presented at the American Transplant Congress in June 2023, Prospera™ predicted antibody-mediated rejection (ABMR) **up to four months** and T cell-mediated rejection (TCMR) **up to two months** in advance of biopsy-proven rejection[1].
- Underscores the value of Prospera as a proven leading indicator of allograft rejection.

1. Bromberg, et al. "Increases in Donor-Derived Cell-Free DNA Prior to Biopsy Proven Rejection in Kidney Transplant," American Transplant Congress, June 2023, San Diego.

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Not for reproduction or further distribution. • Trial Background: Phase 3 registrational trial for Regeneron’s Cemiplimab IO (n = 175 ctDNA cohort). Signatera used to monitor ctDNA levels at baseline, week 3, and week 9. ctDNA correlated with clinical outcomes (RECIST response; Overall Survival). 1 • Results: Week 3 & 9 ctDNA dynamics were predictive of OS. ctDNA increase measured with Signatera was associated with the highest risk of death, while clearance and a >90% decrease in ctDNA were associated with significantly improved overall survival. 1 Estimated TAM >150K patients per year 2 EMPower Lung - 1: immunotherapy response monitoring in NSCLC 1. Vokes N, Gandara D, et al. Circulating Tumor DNA (ctDNA) Dynamics and Survival Outcomes in Patients with Advanced NSCLC and High (> 50%) PD - L1 Expression, Randomized to Cemiplimab vs Chemotherapy. Presented at ASCO Annual Meeting, Chicago, IL, June 2023. 2. Internal company estimates based on publicly available data. ASCO 2023 Poster Discussion 9

Signatera™
Residual disease test (MRD)

INTERCEPT: clinical utility of routine surveillance in CRC

ASCO 2023 Poster[1] Discussion

Trial Background

- MD Anderson's independent program using Signatera testing in routine clinical care for stage II-III and resectable stage IV CRC patients.
- 1,115 CRC patients (3,744 plasma time points) treated with curative intent were evaluated using Signatera over 14 months.


Surgery +/–
Neoadjuvant
Therapy
Adjuvant
Therapy
Surveillance

Results and Implications

- 184 patients were ctDNA+ during surveillance for disease recurrence.
- 49% (90/184) of patients who were ctDNA+ during surveillance were found to have radiographically detectable disease, many of which required escalated imaging.
- Of the patients who were ctDNA+ during surveillance and had no radiographic evidence of disease, 59% (55/94) were enrolled into clinical trials to treat on MRD.

Highlights clinical utility of surveillance with Signatera in routine clinical practice.

1. Dasari A et al. Positive ctDNA-based Minimal Residual Disease Assays During Surveillance Are Associated with High Rates of Undiagnosed Concomitant Radiographic Recurrences in Colorectal Cancer (CRC): Results from the MD Anderson INTERCEPT Program. ASCO, Chicago, IL. June 2-6, 2023.

Not for reproduction or further distribution.

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Completion of enrollment in randomized ALTAIR trial 11 Study objective Proving the utility of extended adjuvant therapy and treatment on molecular recurrence for ctDNA+ patients Estimated read - out Mid - 2024

Signatera™
Residual disease test (MRD)

Prospective/randomized CRC study pipeline in progress

Study	2023	2024	2025	2026

Study	Milestone
CRC commercial experience study (NR)	**Est. submission for publication (H2 23)** Clinical experience of ~13,500 patients
GALAXY 24-month follow up (NR)	**Est. presentation of GALAXY data (Q4 23)** 24-month outcomes data on >2K CRC patients; expansion of the *Nature Medicine* paper published in Jan. '24
BESPOKE CRC study (NR)	**Est. planned submission (2024)** Enrollment complete, ~400 patients now have ~2 years of follow up
ALTAIR study (RCT)	**Est. readout (mid-2024)**, publication thereafter Escalation/treatment on molecular recurrence study
VEGA study (RCT)	**Est. readout (2026)** De-escalation to observation
CIRCULATE-US (NRG 008 study) (RCT)	**Est. readout on first ~800 patients (2026)** Escalation cohort

NOTE: RCT refers to randomized controlled trial (prospective or retrospective). NR refers to non-randomized. All publication/presentation timeframes are estimates.

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Signatera™
Residual disease test (MRD)

Clinical roadmap in breast cancer across subtypes and settings



2023
2024
2025
2026
2027
2028
EBLIS Expanded Cohort (Prospective/ Retrospective Trial)
All subtypes
PH III Prospective/Retrospective Trial
ER+/HER2-
PH III Prospective/Retrospective Trial
ER+/HER2-
PH III Prospective/Retrospective Trial
ER+/HER2-
PH II Prospective Trial
All subtypes
DARE (PH II Prospective Trial)
ER+/HER2-
LEADER (PH II Prospective Trial)
ER+/HER2-
Longer-term studies will have interim readouts
PH III Prospective Trial
All subtypes
PH III Prospective Trial
ER+/HER2-
PH II Prospective Trial
ER+/HER2-
PH I Prospective Trial
PH II Prospective Trial
HER2+/TNBC
PH III Prospective Trial
ER+/HER2-

NOTE: Estimated trial timelines based on currently available information.

Not for reproduction or further distribution.

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14 Not for reproduction or further distribution. Q2 23 Financial Overview ($ in millions, except for per share data) Balance sheet June 30, 2023 Dec 31, 2022 Change Q/Q Cash & investments 1 $735.9 $898.4 ($162.5) UBS line of credit $80.4 $80.4 $ — Convertible senior notes 2 $282.3 $281.7 $0.6 P&L Q2’23 Q2’22 Change Y/Y Product revenues $258.3 $194.6 $63.7 Licensing and other revenues $3.1 $3.6 ($0.5) Total revenues $261.4 $198.2 $63.2 Gross margin% 45.2% 44.9% 30 bps R&D $78.2 $82.6 ($4.4) SG&A $152.5 $149.5 $3.0 Net loss per diluted share ($0.97) ($1.50) $0.53 1. Cash and investments also include cash equivalents and restricted cash. 2. This balance reflects net carrying value for the Convertible Senior Notes under ASC 470 - 20 while the gross principal amounts out standing is $287.5 million as of June 30, 2023.

Cash burn reduction target on track

- **Expected cash burn reduction compared to 2022 of ~$150M** on continued revenue growth and reduction in operating expenses.
- Cash burn reductions will fluctuate quarter to quarter based on working capital dynamics.
- Improved trends on DSOs and Signatera ASPs driven by broader coverage, reimbursement execution.
- Strong sequential growth in Q2 on stable commercial footprint.

Quarterly cash burn[1]: year on year trend
($ in millions)


~$110M
~$78M
Q2'22
Q2'23

1. Cash burn for the period ended June 30, 2022, is derived from the GAAP Statement of Cash Flows as follows: net cash used in operating activities of $110.8 million, cash used in investing activities for purchases of property and equipment of $7.8 million, offset by cash provided in financing activities of $8.9 million. Cash burn for the period ended June 30, 2023, is derived from the GAAP Statement of Cash Flows as follows: net cash used in operating activities of $78.4 million, cash used in investing activities for purchases of property and equipment of $9.0 million, offset by cash provided in financing activities of $9.3 million.

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Not for reproduction or further distribution. Guide ($ millions) Original Q1 23 Current Key drivers Revenue $ 980 – $ 1,000 $ 995 – $ 1,015 $1,015 – $1,035 Continued volume growth, conservative ASPs, strong oncology contribution Gross margin % revenue 4 1% – 4 4% 4 1% – 4 4% 4 1% – 4 4 % Conservative ASP assumptions, strong oncology growth, completing key COGS improvement projects in 2023 for future leverage SG&A $5 10 – $5 40 $5 10 – $5 40 $5 40 – $5 80 Modest reduction in spend vs. 2022 on mature commercial platforms R&D $3 25 – $3 45 $3 25 – $3 45 $3 25 – $3 45 Focused investments in COGS reduction projects, clinical trials intended to drive guideline adoption Cash burn $3 00 – $ 325 $3 00 – $ 325 $3 00 – $ 325 ~$150M reduction vs. 2022 cash burn 2023 guidance 16

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